UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 13, 2004

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15605	58-2511877
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia  30309

(Address of principal executive offices) (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

The American Jobs Creation Act of 2004 (the “Act”) was signed into law by President Bush on October 22, 2004.  The Act adds new Section 409A to the Internal Revenue Code of 1986, which changes the income tax treatment of deferred compensation plans and imposes a number of new requirements that such plans must adopt, both in form and operation, in order to defer income for years beginning after December 31, 2004.  EarthLink, Inc. (“EarthLink”) has an existing nonqualified deferred compensation plan, the EarthLink, Inc. Deferred Compensation Plan for Directors and Certain Key Employees, that is subject to the Act (the “Existing Plan” which is set forth in Exhibit 4.5 of EarthLink’s Post Effective Amendment No. 1 to Registration Statement on Form S-8 - No. 333-108065).  To ensure that income which would have been subject to the terms and conditions of the Existing Plan can be deferred for years beginning after December 31, 2004, the Compensation Committee of EarthLink’s Board of Directors adopted a resolution on December 13, 2004 amending the Existing Plan and approving a new plan to comply with the Act, the EarthLink, Inc. Second Deferred Compensation Plan for Directors and Certain Key Employees (the “New Plan”).

The New Plan is substantially identical to the Existing Plan, except there are no duplication of benefits and the New Plan complies with the requirements of the Act.  The key differences between the New Plan and the Existing Plan are that the New Plan (i) specifies different timing and distribution rules for participants and sets different election deadlines in connection therewith, (ii) eliminates or modifies certain triggers that might have caused an acceleration of payments, and (iii) requires elections and distributions to satisfy the conditions of the Act.

A brief description of certain aspects of the New Plan follows.  (The official provisions of the New Plan are contained in the plan document itself, which will be attached as an exhibit to EarthLink’s 2004 10-K, and the plan document controls in the event of a discrepancy.)

1.     All EarthLink directors will be eligible to participate in the New Plan.  Additionally, any key employee of EarthLink whom the Board of Directors (i) determines to be within a select group of management or highly compensated employees and (ii) selects for participation will be eligible to participate in the New Plan.

2.     The New Plan allows directors to elect to defer cash fees, including but not limited to meeting fees, retainer fees and chairman fees that the director is to receive in connection with service on the Board of Directors.  An eligible employee is allowed to elect to defer any bonus that he or she is to receive in connection with service as an employee.  Both directors and eligible employees are allowed to elect to defer receipt of any shares of EarthLink common stock that they are entitled to receive under stock awards (only Restricted Stock Units (“RSUs”) at this time) granted under EarthLink equity incentive plans.  All shares and amounts deferred are credited to a bookkeeping deferral account that EarthLink maintains on behalf of the participant.  All amounts credited to the participant’s bookkeeping account is deemed to be invested in EarthLink common stock and treated as phantom stock units.  The balance of each participant’s deferral account is adjusted periodically for any changes in the value of the participant’s deemed investment in EarthLink common stock.

3.     Deferred benefits under the New Plan generally are paid to the participant on termination of the participant’s service as an employee or director, as applicable.  All amounts will be paid in a lump sum or in annual installments over five or ten years.  All amounts will be paid in shares of EarthLink common stock reserved for issuance under the EarthLink equity incentive plans.  In accordance with the Act, certain key employee participants will be required to wait an additional six months after termination of service to begin receiving benefits from the New Plan.  Income taxes on deferred amounts, including earnings thereon, will not be required to be paid until such benefits are paid to the participant or his or her beneficiary.  A participant may receive some amounts under the New Plan earlier than termination of employment but only to the extent permitted under new Section 409A.

4.     Each participant is an unsecured general creditor of EarthLink with respect to his or her New Plan benefits.  Benefits are subject to the risk of corporate insolvency.  No participant’s deferred benefits are subject to any lien or security interest of any creditors of the participant.

5.     EarthLink reserves the right to amend or terminate the New Plan, provided that such amendment or termination does not result in any reduction of a participant’s account balance, including previous earnings or losses, as of the date of such amendment or termination.  Payment of a participant’s account balance on termination of the New Plan will be consistent with the requirements of Section 409A.

6.     EarthLink has appointed the Compensation Committee of EarthLink’s Board of Directors to assist in administering the New Plan.  The Compensation Committee has the right to interpret the New Plan and determine all other matters that might arise under the terms and conditions of the New Plan.  Its decisions are final and binding on all participants.

7.     Finally, the New Plan does not include any term, condition or provision that does not satisfy the requirements of the Act to continue the deferral of such benefits.

The Existing Plan also is amended so that the benefits provided under it are limited to benefits which are earned or accrued and vested or nonforfeitable as of December 31, 2004 (and earnings and losses on such amounts) and the Existing Plan, as amended, does not include any term, condition or provision that does not satisfy new Section 409A as necessary to protect the grandfathered status of those benefits as exempt from the new requirements of Section 409A.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibits.

10.1         EarthLink, Inc. Deferred Compensation Plan for Directors and Certain Key Employees (incorporated by reference to Exhibit 4.5 of EarthLink, Inc.’s Post Effective Amendment to Registration Statement on Form S-8—File No. 333-108065).

10.2         Resolutions adopted pursuant to the Unanimous Written Consent of the Compensation Committee of the Board of Directors of EarthLink, Inc., adopted December 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EarthLink, Inc.
(Registrant)

	By:	/s/ Kevin M. Dotts
Name: Kevin M. Dotts
Title: Chief Financial Officer

Date: December 17, 2004

Exhibits

Exhibit No.	Description

10.1

EarthLink, Inc. Deferred Compensation Plan for Directors and Certain Key Employees (incorporated by reference to Exhibit 4.5 of EarthLink, Inc.’s Post Effective Amendment to Registration Statement on Form S-8—File No. 333-108065).

10.2	Resolutions adopted pursuant to the Unanimous Written Consent of the Compensation Committee of the Board of Directors of EarthLink, Inc., adopted December 13, 2004.